Exhibit A
                                  to
                             SCHEDULE 13G

                       Berger Associates, Inc.,
                Berger One Hundred and One Fund, Inc.,
                dba Berger Growth and Income Fund, Inc.
                                  and
                 Kansas City Southern Industries, Inc.
                ---------------------------------------


     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, Berger Associates, Inc., a Delaware corporation, Berger One Hundred and One Fund, Inc., dba Berger Growth and Income Fund, Inc., a Maryland corporation, and Kansas City Southern Industries, Inc., a Delaware corporation, hereby agree that the preceding Schedule 13G is being filed on behalf of each of them.

     IN WITNESS WHEREOF, the parties hereto have duly executed this agreement on this 12th day of February, 1997.

                          Page 14 of 14 Pages


                                   BERGER ASSOCIATES, INC.:


                                   KEVIN R. FAY
                                   -----------------------------------
                                   Kevin R. Fay
                                   Sr. Vice President - Finance and
                                   Administration


                                   BERGER ONE HUNDRED AND ONE FUND,
                                   INC., dba BERGER GROWTH AND INCOME
                                   FUND, INC.


                                   KEVIN R. FAY
                                   -----------------------------------
                                   Kevin R. Fay
                                   Vice President, Secretary and
                                   Treasurer


                                   KANSAS CITY SOUTHERN INDUSTRIES,
                                   INC.


                                   LOUIS G. VAN HORN
                                   -----------------------------------
                                   Louis G. Van Horn
                                   Vice President and Comptroller


                             Page 13 of 13